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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 22, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



        California                     File No. 0-19231           68-0166366
(State or other jurisdiction of    (Commission File Number)     (IRS Employer)
 Incorporated or organization)                               Identification No.)



    111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases for the following (articles attached):

     Redwood Empire Bancorp announces participation in pooled trust preferred offering.

     Redwood Empire Bancorp announces partial completion of its current stock repurchase plan and authorizes an additional 257,000 share repurchase.







                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             02-22-01
Date:  ___________________              REDWOOD EMPIRE BANCORP
                                            (Registrant)


                                             /s/ James E. Beckwith
                                        By:
                                            James E. Beckwith
                                            Executive Vice President and
                                            Chief Operating Officer

                                               FOR:  REDWOOD EMPIRE BANCORP
                                       APPROVED BY:  James E. Beckwith
                                                     EVP/Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release


                      REDWOOD EMPIRE BANCORP TO PARTICIPATE
                       IN POOLED TRUST PREFERRED OFFERING


     SANTA ROSA,  Calif.  (February 14, 2001) -- Redwood Empire Bancorp (NASDAQ:
     REBC) reported today that the Company has committed to a $10 million participation in a pooled trust preferred securities offering. The closing is expected to occur on February 22, 2001. "The funds will be used for stock repurchases and other corporate purposes," stated President Patrick Kilkenny.

     The trust preferred securities have not been and will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy the trust preferred securities. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

     All statements contained in this release, which are not historical facts, are forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act, that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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                                               FOR:  REDWOOD EMPIRE BANCORP
                                       APPROVED BY:  James Beckwith
                                                     EVP/Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release



               REDWOOD EMPIRE BANCORP ANNOUNCES PARTIAL COMPLETION
                      OF ITS CURRENT STOCK REPURCHASE PLAN
              AND AUTHORIZES AN ADDITIONAL 257,000 SHARE REPURCHASE



SANTA ROSA, Calif. (February 20, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that it has repurchased 118,000 common shares of its current authorization of 285,000 common shares at an average price of $25.26 per share.

     In addition, the Board of Directors has authorized an additional repurchase of 257,000 common shares. Under the repurchase program, the Company plans to purchase shares from time to time on the open market or through privately negotiated transactions. "We believe that shares of Redwood Empire currently represent a compelling value, and that this repurchase program provides the opportunity to enhance returns on capital and increased earnings per share over the long-term," said James Beckwith. Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties. The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.
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